UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2016 (June 9, 2016)

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of The Spectranetics Corporation (the “Company”) held on June 9, 2016, the Company’s stockholders approved (i) the adoption of the Company’s 2016 Incentive Award Plan (the “2016 Plan”) and (ii) an amendment (the “ESPP Amendment”) to the Company’s 2010 Employee Stock Purchase Plan (as amended, the “ESPP”). The Board of Directors of the Company had previously approved the 2016 Plan on March 15, 2016 and the ESPP Amendment on December 9, 2015, each subject to stockholder approval.

The 2016 Plan replaces the Company’s Amended and Restated 2006 Incentive Award Plan (the “2006 Plan”). The 2016 Plan authorizes the issuance of 2,500,000 shares of the Company’s common stock, plus the number of shares remaining available for future grants under the Company’s 2006 Plan as of June 9, 2016. Any shares of common stock subject to an award under the 2016 Plan, or to an award under the 2006 Plan that is outstanding as of June 9, 2016, that expires, is forfeited or cancelled, or is settled or paid in cash will, to the extent of such expiration, forfeiture, cancellation or cash settlement, automatically become available for future awards under the 2016 Plan. Awards under the 2016 Plan may be granted in the form of stock options, stock appreciation rights, restricted stock, stock units, cash incentive awards and other stock-based awards. The 2016 Plan is administered by the Company’s Compensation Committee, except for awards to non-employee directors, which are administered by the Company’s Board of Directors. Awards under the 2016 Plan may be granted to employees, consultants and advisors of the Company and its subsidiaries as well as non-employee directors of the Company. The foregoing summary of the 2016 Plan is subject to, and qualified in its entirety by, the complete text of the 2016 Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The ESPP Amendment increased the number of shares of the Company’s common stock issuable under the ESPP by 1,000,000 shares. The foregoing summary of the ESPP Amendment is subject to, and qualified in its entirety by, the complete text of the ESPP, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

ITEM 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	The Spectranetics Corporation 2016 Incentive Award Plan
10.2	The Spectranetics Corporation 2010 Employee Stock Purchase Plan, as amended as of December 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
(registrant)

Date:	June 15, 2016	By:	/s/ Paul Gardon
Paul Gardon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	The Spectranetics Corporation 2016 Incentive Award Plan
10.2	The Spectranetics Corporation 2010 Employee Stock Purchase Plan, as amended as of December 9, 2015

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